Results from continuing operations	6 Months Ended
Jun. 30, 2021
Results from continuing operations
Results from continuing operations

Results from continuing operations

We realized a net loss from continuing operations of €77.2 million for the first six months of 2021, compared to a net loss of €169.2 million in the first six months of 2020.

We reported an operating loss amounting to €97.6 million for the first six months of 2021, compared to an operating loss of €134.4 million for the same period last year.

Our R&D expenditure in the first six months of 2021 amounted to €268.8 million, compared to €262.9 million in the first six months of 2020. This increase, primarily related to our filgotinib program and our Toledo program, was compensated by a decrease for ziritaxestat, the OA program with GLPG1972, and the AtD program with MOR106. Personnel costs increased by €11.7 million from €82.5 million in the first six months of 2020 to €94.2 million in the first six months of 2021. This increase is due to an increase in headcount compared to the same period last year, and increased costs of our subscription right plans.

The table below summarizes our R&D expenditure for the six months ended June 30, 2021 and 2020, broken down by program.

	Six months ended June 30,
	2021	2020

	(Euro, in thousands)
Filgotinib program	€(87,840)	€(65,541)
Ziritaxestat program	(19,418)	(29,790)
OA program with GLPG1972	(1,241)	(12,499)
Toledo program	(52,235)	(37,557)
AtD program with MOR106	(52)	(9,518)
Other programs	(108,040)	(107,997)
Total R&D expenditure	€(268,826)	€(262,901)

Our G&A and S&M expenses were €106.0 million in the first six months of 2021, compared to €88.7 million in the first six months of 2020. This increase mainly resulted from higher personnel costs for €15.3 million (€64.4 million in the first six months of 2021 compared to €49.1 million in the same period last year). This increase was due to a planned headcount increase following the commercial launch of filgotinib in Europe as well as higher costs of subscription right plans.

In the first six months of 2021 we reported a non-cash fair value gain from the re-measurement of initial warrant B issued to Gilead, amounting to €2.8 million, mainly due to the decreased implied volatility of the Galapagos share price as well as its evolution between December 31, 2020 and June 30, 2021.

Net other financial income in the first six months of 2021 amounted to €17.1 million, (as compared to net other financial loss of €13.0 million in the same period last year), which was primarily attributable to €33.4 million of currency exchange gains on our cash and cash equivalents and current financial investments in U.S dollars (as compared to €5.5 million currency exchange gains in the first six months of 2020) and €5.8 million negative changes in (fair) value of current financial investments (€12.5 million in the same period last year). The other financial expenses also contained the effect of discounting our long term deferred income of €4.8 million (€8.7 million in the same period last year) as well as the fair value loss of financial assets held at fair value through profit or loss of €2.9 million (€0.4 million in the same period last year).